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                                    Form 10-Q
                  For the quarterly period ended June 30, 2002
                                    Exhibit A
                           CEO and CFO Certifications


     The undersigned officer of MASSBANK Corp. (the "Company") hereby certifies that the Company's quarterly report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Date: August 13, 2002                          /s/ Gerard H. Brandi
                                               --------------------
                                               Gerard H. Brandi
                                               President and CEO



     The undersigned officer of MASSBANK Corp. (the "Company") hereby certifies that the Company's quarterly report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Date: August 13, 2002                          /s/ Reginald E. Cormier
                                               ------------------------
                                               Reginald E. Cormier
                                               Sr. V.P., Treasurer and CFO